EXHIBIT 99.3
OIBDA DISCUSSION
OIBDA is defined as operating income before depreciation and amortization. OIBDA margin is calculated as OIBDA divided by service revenues. These are non-GAAP financial measures. They differ from operating income and operating margin, as calculated in accordance with GAAP, in that they exclude depreciation and amortization. They differ from net income, as calculated in accordance with GAAP, in that they exclude, as presented in AT&T Mobility LLC’s (AT&T Mobility), formerly, Cingular Wireless LLC, consolidated statements of operations: (i) depreciation and amortization, (ii) interest expense, (iii) minority interest in earnings of consolidated entities, (iv) equity in net income of affiliates, (v) other, net, and (vi) provision for income taxes. We believe these measures are relevant and useful information to our investors as they are an integral part of AT&T Mobility’s internal management reporting and planning processes and are important metrics that AT&T Mobility’s management uses to evaluate the operating performance of its consolidated operations. They are used by management as a measurement of AT&T Mobility’s success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T Mobility’s ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing AT&T Mobility’s performance with that of many of its competitors. The components of OIBDA include the key revenue and expense items for which AT&T Mobility’s operating managers are responsible and upon which we evaluate their performance. Lastly, AT&T Mobility uses this measure for planning purposes and in presentations to its Board of Directors, and AT&T Mobility uses multiples of this current or projected measure in its discounted cash flow models to determine the value of its licensing costs and is overall enterprise valuation. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA excludes other, net, minority interest in earnings of consolidated entities and equity in net income (loss) of affiliates, as these do not reflect the operating results of AT&T Mobility’s subscriber base and its national footprint that AT&T Mobility utilizes to obtain and service its customers. Equity in net income (loss) of affiliates represents AT&T Mobility’s proportionate share of the net income (loss) of affiliates in which it exercise significant influence, but do not control. As AT&T Mobility does not control these entities, AT&T Mobility management excludes these results when evaluating the performance of its primary operations. OIBDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with its capitalization and tax structures. Finally, OIBDA excludes depreciation and amortization, in order to eliminate the impact of capital investments. We believe OIBDA as a percentage of service revenues to be a more relevant measure of AT&T Mobility’s operating margin than OIBDA as a percentage of total revenue. AT&T Mobility generally subsidizes a portion of its handset sales, all of which are recognized in the period in which AT&T Mobility sells the handset. This results in a disproportionate impact on its margin in that period. Management views this equipment subsidy as a cost to acquire or retain a subscriber, which is recovered through the ongoing service revenue that is generated by the subscriber. AT&T Mobility also uses service revenues to calculate margin to facilitate comparison, both internally and externally with its competitors, as they calculate their margins using services revenue as well. There are material limitations to using these non-GAAP financial measures. OIBDA and OIBDA margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates, that directly affects AT&T Mobility’s net income. Management compensates for these limitations by carefully analyzing how AT&T Mobility’s competitors present performance measures that are similar in nature to OIBDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. OIBDA and OIBDA margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.
OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA excludes other, net, minority interest in earnings of consolidated entities and equity in net income (loss) of affiliates, as these do not reflect the operating results of AT&T Mobility’s subscriber base and its national footprint that AT&T Mobility utilizes to obtain and service its customers. Equity in net income (loss) of affiliates represents our proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. As we do not control these entities, our management excludes these results when evaluating the performance of our primary operations. OIBDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capitalization and tax structures. Finally, OIBDA excludes depreciation and amortization, in order to eliminate the impact of capital investments.
We believe OIBDA as a percentage of service revenues to be a more relevant measure of AT&T Mobility’s operating margin than OIBDA as a percentage of total revenue. AT&T Mobility generally subsidizes a portion of its handset sales, all of which are recognized in the period in which AT&T Mobility sells the handset. This results in a disproportionate impact on its margin in that period. Management views this equipment subsidy as a cost to acquire or retain a subscriber, which is recovered through the ongoing service revenue that is generated by the subscriber. AT&T Mobility also uses service revenues to calculate margin to facilitate comparison, both internally and externally with its competitors, as they calculate their margins using services revenue as well.
There are material limitations to using these non-GAAP financial measures. OIBDA and OIBDA margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates, that directly affect AT&T Mobility’s net income. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to OIBDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. OIBDA and OIBDA margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.
ARPU DISCUSSION
ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period. This metric is used to compare the recurring revenue amounts generated on AT&T Mobility’s cellular/PCS network to prior periods and internal targets. AT&T Mobility’s ARPU calculation excludes data revenues from customers retained in the sale of its Mobitex business in late 2004 and thereby makes its metric more comparable with other wireless carriers, which we believe makes it more useful to investors.
NORMALIZED RESULTS DISCUSSION
Normalized operating results present AT&T Mobility’s GAAP financial results, net of the impact of certain unusual material transactions and special events and circumstances. For the three months and year ended December 31, 2006, AT&T Mobility’s normalized results present its GAAP results, net of the impact of three types of normalizing items: 1) tax-effected integration costs resulting from the acquisition of AT&T Wireless Services, Inc. (AT&T Wireless) 2) tax-affected integration costs resulting from the AT&T Inc. acquisition of BellSouth and 3) tax-affected amortization expense associated with intangible assets recorded with the AT&T Wireless acquisition. These results are used by management, and we believe investors may find these results useful, as a basis for evaluating the core business performance during the normalized periods against those during comparable periods.